

LGL Group (AMEX: LGL)

Engineering

Service

OEM Focused

Safe Harbor Statement

- This document includes certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations and are subject to uncertainty and changes in circumstances. Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory factors. More detailed information about those factors is contained in LGL Group's filings with the Securities and Exchange Commission.

- These risks and uncertainties are described in more detail in LGL's Annual Report and in LGL's Form 10-K, 10-Q and 8-K Reports and exhibits to those reports filed with the Securities and Exchange Commission

LGL Group Changes in 2007

- Executed a plan to improve company's value creation
- Divested Lynch Systems
  - Lynch Systems generated operating income losses of almost $3 million for the total of 2006 and 2007
  - Lynch Systems was an unrelated business to MtronPTI
- Corporate offices in Greenwich, CT consolidated into Orlando, FL
- The MtronPTI operations management team has been re-structured
  - Improved skills for managing operations, cost reductions and margin improvements
  - Accelerated movement of operations from the USA to India and China

Impact of LGL Group Changes

- LGL Group is now a single line of business with a single, integrated management team doing business as MtronPTI
- Improved operating income and cash flow from the divestiture of Lynch Systems
- Reduced administrative and corporate spending with the consolidation of the corporate offices into Orlando
- Improved value creation with the consolidation of corporate management and business management
  - Clarity of financial focus and alignment of objectives
  - Better use of resources and skills to deal with business issues
- The restructured operations team is expected to dramatically improve the rate of cost reduction and margin improvements

What We Do As MtronPTI

- Develop and manufacture custom, **highly-engineered** electronic components
- Provide engineering services to customize these electronic components for specific customer applications
- Precision, quartz-based frequency/timing management devices
  - Used for timing in digital circuits
  - Used for frequency source in analog circuits
- Specialized signal management devices (electronic filters)
  - Eliminate unwanted portions of a signal
  - Enhance selected portions of a signal


MtronPTI

Our Primary Markets

- **Telecommunications & Networking Infrastructure**
  - Cell phone base stations
  - Microwave radios for point-to-point and point-to-multipoint applications
  - Switches and routers

- **Military, Avionics and Space**
  - Radar
  - Communications systems
  - Electronic warfare
  - Weaponry






Our Global Footprint



Manufacturing/R&D Locations

Yankton, SD, USA

Orlando, FL, USA

Monroe, CT, USA

New Delhi, India

Contract Partners

Qingdao, China

Cheonan, South Korea

Yantai, China

Beijing, China

Sales Locations

Orlando, FL, USA	Yankton, SD, USA
San Jose, CA, USA	Monroe, CT, USA
Eindhoven, Netherlands	Beijing, China
Shanghai, China	Hong Kong

LGL GROUP

Major Customers

Alcatel·Lucent

Agilent Technologies

Anritsu

BOEING

CISCO

ERICSSON

imagination at work

Hamilton Sundstrand
A United Technologies Company

HARRIS

Honeywell

IBM

Rockwell Collins

Raytheon

NORTEL

Core Competencies

- Breadth of Technology Offerings
  - Custom, highly-engineered product capabilities
  - Internally and externally (US Government) funded
  - Acquired technology with roots from Motorola and Hewlett Packard
- Supply Chain Innovations
  - Multiple US-based, Vertically Integrated Manufacturing Operations
  - Solid, long-term (1983) Asian Partnerships
  - Management of Asian suppliers with complementary products
  - Cycle-time and flexibility focused
- Global Support Network



Engineering Focus

- Custom or "Highly Engineered" devices – Our focus
  - Unusual frequencies
  - Specialized signal characteristics
  - Extreme environment
  - Results in higher revenue per unit and margins
- Subsystems – Our emerging focus
  - Timing with added functions
  - Signal management with added functions
  - Results in higher revenue per unit and margins



Engineering Focus

- Standard devices – Not our focus
  - High volume, low selling prices
  - 3rd World production
  - Automated factories
  - Avoids business driven by "cost only" customers
- Engineers are 20% of our people (60+ engineers /scientists)
  - Product development
  - Sales
  - Manufacturing
  - Management



Where We Play
(and where we don't)

Annual Production Quantities		Unit Price
10s - 100s	Atomic	$1,000 - $100,000
100s - 10,000s	OCXOs, Integrated Filters & Modules 20MHz, 1 - 10 ppb	$100 - $5,000
1,000 - 10,000s	High Performance VCXOs, TCXOs, Clocks To 622MHz to 0.5 ppm	$50 - $150
10,000s - 1,000,000s	Medium Performance VCXOs, TCXOs, Clocks, Crystals To 155MHz to 1 ppm	$5 - $50
1,000,000s - 10,000,000s	Low Performance VCXOs, TCXOs, Clocks, Crystals To 40MHz to 50 ppm	$.10 - $3

MtronPTI

Driving Trends in Our Markets

- **Telecommunications and Networking**
  - Network centric communications
  - Mobile system access
  - Exponential growth of content continues
- **Military/Avionics**
  - Network enabled troops
  - GPS tracking/control of assets
  - Electronic warfare
  - Unmanned mobile systems
- **Space**
  - Aging satellite infrastructure
  - Enhanced communications systems







MtronPTI's Market Segments



Distribution & Other 10%
Telcom 47%
Military & Aerospace 31%
Test & Measurement 7%
Medical & Industrial 5%

OEM Focused

- MtronPTI is focused on business growth at the leading OEMs in its primary markets
- These leading companies control most aspects of the buying cycle for MtronPTI products, although they often do not place the purchase orders directly
- Many of these companies have preferred supplier programs
  - These provide an opportunity for MtronPTI to have preferential access to their business
  - This can be a powerful barrier to entry for MtronPTI competitors
  - A preferred position lets us bring complementary products from 3rd party manufacturers



Our Value Proposition

- Preferred design partner for customized electronic components and signal management subsystems
- Broad offering of timing and signal management products
- Rapid prototype delivery to support engineering design groups
- Supply chain for flexible, responsive service
- Supply chain to support the product life-cycle
  - Asian supplier management expertise
  - Leveraged into managing 3rd party suppliers of complementary products







Applications Where We Play

- **Telcom Infrastructure**
  - GPON
  - WiMax
  - Wireless and wireline systems
- **Networking**
  - Wireless area networks
  - LAN switches
  - IP phone systems
  - Enterprise storage systems
- **Military**
  - JTRS/Manpack/Falcon military radios
  - Anti-IED jammers
  - Classified surveillance and electronic warfare devices



Applications Where We Play

- **Military (cont.)**
  - Military web-enabled communications
  - Unmanned and long distance surveillance systems
- **Space**
  - AEHF
  - MUOS
- **Avionics**
  - Boeing Dreamliner and Airbus A380
  - Regional & Private Jets



Manufacturing

- USA
  - Custom products development
  - Technology development
  - New Process development and refinement
  - "Fast Response" service capability
  - Location for "secret classified projects



Mature Designs

- Asia/Pacific Rim
  - –Mature designs
  - –Cost sensitive designs
  - –Additional Manufacturing capacity
  - –Complementary products

- New Delhi
  - –Investing in capacity
  - –Building engineering capability

A Tradition of Growth


MtronPTI (frequency control devices) Revenue - pro forma
($ millions)
$45.0
$40.0
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
2003
2004
2005
2006
2007 (9m)

Profitability



MtronPTI (frequency control devices) Operating Income - pro forma ($ millions)
$3.5
$3.0
$2.5
$2.0
$1.5
$1.0
$0.5
$0.0
-$0.5
2003
2004
2005
2006
2007 (9m)

Our Balance Sheet

LGL GROUP
BALANCE SHEET
(In thousands)

	09/30/07	Adj. for Disc. Ops 12/31/06
ASSETS:		
CASH & INVESTMENTS	$ 5,462	$ 7,135
ACCOUNTS RECEIVABLE	5,793	6,472
INVENTORIES	5,057	6,105
OTHER CURRENT ASSETS	2,046	5,652
TOTAL CURRENT ASSETS	$ 18,358	$ 25,364
PP&E and Other	5,072	5,593
TOTAL ASSETS	$ 23,430	$ 30,957

Liabilities and Equity

LGL GROUP
BALANCE SHEET
(In thousands)

	09/30/07	Adj. for Disc. Ops 12/31/06
LIABILITIES & EQUITY:		
PAYABLES & ACCRUED EXPENSES	$ 4,591	$ 5,625
CURRENT MATURITIES OF DEBT	1,670	3,383
OTHER LIABILITIES	127	2,142
TOTAL CURRENT LIABILITIES	$ 6,388	$ 11,150
LONG TERM DEBT	4,032	3,100
SHAREHOLDERS EQUITY	13,010	16,707
TOTAL LIABILITIES & EQUITY	$ 23,430	$ 30,957

Our Growth Strategy

- Grow with leading OEMs
  - Broad product portfolio
  - Synergy of filters/oscillators in wireless
  - Leverage OEM position to bring a complementary portfolio of products from 3rd party suppliers
  - Life-cycle strategy
  - Special value with supply chain
  - Use Company's unique mix of technology strengths:
    - RF & Microwave Technology
    - Timing and digital performance for networking applications
    - Timing and filtering devices for wireless applications
    - Leading phase noise capability for advanced military/homeland security applications
- Acquisitions

Our Management Focus

- Complete corporate and Orlando restructuring
- Grow into expanded India facilities
- Improve margins
  - Focused engineering work for higher revenue products
  - Expanded use of India
  - Growth in the use of outside Asian facilities for semi-finished crystals
  - Operational improvements in Orlando
- Continue to leverage supplier and partner relationships in Asia
- Improving operations
  - Value creation analysis
  - Growth from sourcing partners for complementary products
  - Filling gaps in our offerings to leading customers
- Strengthen our positions at customers who have leadership in growth markets
- Look for synergistic acquisitions

Compelling Investment Considerations


Streamlined Company Structure
Improved Focus
Positioned to bring Broader & Deeper Array of Products to Customers
LGL
Markets where Engineered Products bring Value & Growth Potential
Impressive Customer Base of Industry Leaders
History of Growth